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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) OCTOBER 11, 2000
                                                         ----------------


                     NATIONAL DISCOUNT BROKERS GROUP, INC.
                     -------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




DELAWARE                             1-9480             22-2394480
--------                             ------             ----------
(State or Other Jurisdiction of      (Commission        (I.R.S. Employer
Incorporation)                       File Number)       Identification  No.)



10 EXCHANGE PLACE CENTRE, JERSEY CITY, NEW JERSEY       07302
-------------------------------------------------       -----
(Address of principal executive offices)                (Zip Code)



                                 (201) 946-2200
                                 --------------
              (Registrant's Telephone Number, including Area Code)



                                    NO CHANGE
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.        CHANGES IN CONTROL OF REGISTRANT.

         On October 11, 2000, National Discount Brokers Group, Inc. (the "Company"), Deutsche Bank AG ("DBAG") and Deutsche Acquisition Corp. ("DAC"), a wholly owned subsidiary of DBAG, entered into a definitive Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit 99.1 (the "Merger Agreement"), pursuant to which DBAG would acquire all of the outstanding shares of common stock of the Company, par value $0.01 per share (each a "Share"), not already owned by DBAG and its affiliates at a price per Share of $49.00 net to the seller in cash. The Merger Agreement provides for DAC to commence a tender offer (the "Offer") to purchase all outstanding Shares within seven business days of the date of the Merger Agreement.

         The transaction, which has been unanimously approved by the Board of Directors of the Company (other than the DBAG representative on the Board of Directors who did not participate in the meeting) is subject to a number of conditions, including the approvals of DBAG's Supervisory Board and various regulatory agencies and other customary conditions. Certain stockholders of the Company (other than DBAG and its affiliates), holding in the aggregate approximately 29% of the outstanding Shares, have agreed to tender their Shares in the Offer pursuant to the terms and conditions of a Stockholder Tender Agreement, a copy of which is attached hereto as Exhibit 99.2 (the "Stockholder Tender Agreement").

         The information provided in this Item 1 is qualified in its entirety by reference to the terms and conditions of the Merger Agreement and Stockholder Tender Agreement, copies of which are attached hereto as exhibits 99.1 and 99.2, respectively.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

         (c)   EXHIBITS.  The following exhibits are filed with this report:

       EXHIBIT
       NUMBER                          DESCRIPTION
       ------                          -----------

       99.1 Agreement and Plan of Merger, dated as of October 11, 2000, by and among National Discount Brokers Group, Inc., Deutsche Bank AG and Deutsche Acquisition Corp. (Schedules to the Merger Agreement have been omitted from this filing; the Company agrees to provide the Commission with copies of omitted Schedules at its request.)

       99.2 Stockholder Tender Agreement, dated as of October 11, 2000, by and among Deutsche Acquisition Corp. and certain stockholders of National Discount Brokers Group, Inc. named therein



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATIONAL DISCOUNT BROKERS
                                     GROUP, INC.


Date: October 13, 2000               By:  /s/ FRANK E. LAWATSCH, JR.
                                          ------------------------
                                          Name:  Frank E. Lawatsch, Jr.
                                          Title: General Counsel and
                                                 Executive Vice President


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                                INDEX TO EXHIBITS


  EXHIBIT
  NUMBER                          DESCRIPTION                            PAGE
  ------                          -----------                            ----

  99.1   Agreement and Plan of Merger, dated as of October 11, 2000, by    5
         and among National Discount Brokers Group, Inc., Deutsche Bank
         AG and Deutsche Acquisition Corp. (Schedules to the Merger Agreement have been omitted from this filing) the Company agrees to provide the Commission with copies of omitted Schedules at its request.)

  99.2   Stockholder Tender Agreement, dated as of October 11, 2000, by    48
         and among Deutsche Acquisition Corp. and certain stockholders of National Discount Brokers Group, Inc. named therein